QUARTERLY FINANCIAL INFORMATION (UNAUDITED) (Tables)	12 Months Ended
Dec. 28, 2013
QUARTERLY FINANCIAL INFORMATION (UNAUDITED) [Abstract]
Quarterly Financial Information
The following table sets forth selected financial information for all of the quarters, each consisting of 13 weeks during the years ended December 28, 2013 and December 29, 2012 (in thousands, except per share data):

	First		Second		Third		Fourth
	2013	2012	2013	2012	2013	2012	2013	2012
Net sales	$554,494	$457,111	$738,436	$593,693	$651,780	$533,366	$525,738	$470,763
Gross profit	57,818	53,666	80,216	72,075	78,289	55,227	64,229	44,142
Net earnings (loss)	5,756	4,386	16,373	18,010	15,015	4,756	8,660	(1,141)
Net earnings (loss) attributable to controlling interest	5,224	4,155	15,772	17,509	14,091	4,198	7,995	(1,927)
Basic earnings (loss) per share	0.26	0.21	0.79	0.88	0.71	0.21	0.40	(0.10)
Diluted earnings (loss) per share	0.26	0.21	0.79	0.88	0.71	0.21	0.40	(0.10)